UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2023
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Tandem Diabetes Care, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-36189	20-4327508
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
12400 High Bluff Drive			92130
San Diego	California		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 366-6900
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TNDM	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2023, Brian B. Hansen, Executive Vice President and Chief Commercial Officer of Tandem Diabetes Care, Inc. (the Company), notified the Company of his decision to resign from his role as Executive Vice President and Chief Commercial Officer, effective December 31, 2023 (the Effective Date).

In connection with Mr. Hansen’s resignation, Mr. Hansen and the Company entered into a Separation Agreement on August 18, 2023, under which Mr. Hansen will remain employed with the Company until June 28, 2024 (the Separation Date), but will be on administrative leave after the Effective Date. In addition to receiving his current base salary through the Separation Date, Mr. Hansen will be entitled to receive payment of a cash bonus award as determined based on the Company’s achievements under the previously filed 2023 Sr. Management Cash Bonus Plan, as well as COBRA premiums for up to six months following the Effective Date. In addition, equity awards held by Mr. Hansen as of the Effective Date will continue to vest through the Separation Date.

The foregoing summary of the Separation Agreement is not complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this report.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Number	Description
10.1	Separation Agreement, executed as of August 18, 2023, entered into by and between Tandem Diabetes Care, Inc. and Brian Hansen.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ SHANNON M. HANSEN
Shannon M. Hansen
Senior Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer
Date: August 18, 2023
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